SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): February 23, 2007


                             MICREL, INCORPORATED
            ------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)

                                  CALIFORNIA
                ----------------------------------------------
                (State or Other Jurisdiction of Incorporation)


                 0-25236                            94-2526744
        -------------------------           -------------------------
        (Commission File Number)                 (I.R.S. Employer
                                                 Identification No.)

                2180 Fortune Drive, San Jose, CA            95131
           ---------------------------------------------------------
           (Address of Principal Executive Offices)       (Zip Code)


                                (408) 944-0800
             ----------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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                     INFORMATION TO BE INCLUDED IN REPORT

Item 5.02 Compensatory Arrangements of Certain Officers

   On February 23, 2007, the Company's Compensation Committee (the "Committee") and Board of Directors (the "Board") of Micrel, Incorporated (the "Company") approved a plan for the payment of contingent cash bonuses to certain U.S. employees and employees of certain foreign subsidiaries (the "2007 Bonus
Plan")   The Bonus Plan is effective beginning on January 1, 2007 and is intended to remain effective for calendar year 2007, at the discretion of the Board based on business conditions and Company performance. The bonus amounts are dependent on the Company's net income performance, as well as individualized criteria such as achievement of specified goals for the department or divisions of which the employee is a part, and, in certain instances, satisfactory completion of special projects supervised by the Chief Executive Officer.

   Micrel's Chief Executive Officer ("CEO"), Chief Financial Officer ("CFO") and the named executive officers other than the CEO and CFO, as well as other vice presidents and certain other employees, are eligible to participate in the 2007 Bonus Plan.

   Specifically for calendar year 2007, the Committee and Board have established payout targets for the 2007 Bonus Plan related to the Company's achievement of specific pre-determined earnings per share goals. The Committee and Board have also approved the payout profile for the 2007 Executive, Discretionary Exempt and Profit Sharing pools available for bonus payments.
The payout profile provides for the respective bonus pools based on the level of the Company's attainment of its earnings per share goals. Bonus payments out of each bonus pool are based on specific individual criteria, as evaluated by the Committee and the Board. The Board and Compensation Committee reserve the right to modify goals, targets, amounts and criteria at any time.

   Bonus payments (if any) shall be payable to eligible employees in cash, less applicable withholdings, and are normally made in February or March following the calendar-year performance period during which the bonuses were
earned.   The Bonus payable under the 2007 Bonus Plan with respect to the CEO,
CFO and other executive staff members will be determined by the Compensation Committee, comprised of three independent members of the Board. Aggregate bonuses payable under the 2007 Bonus Plan with respect to all employees other than the CEO, CFO and executive staff members will be determined by the Compensation Committee, and reviewed by the Board.

   Micrel's bonus program is designed to reward achievement of the Company's short-term and long-term strategic goals, to recognize and reward individual contributions to Company performance, and to attract and retain employee talent that contributes to the Company's long-term success.

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                                   SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MICREL, INCORPORATED
                                          (the Registrant)


                                        By: /s/ Richard D. Crowley
                                            -------------------------
                                            Richard D. Crowley
                                            Vice President, Finance and
                                            Chief Financial Officer
                                            (Principal Financial and
                                             Accounting Officer)

Dated:  March 1, 2007